UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 East Kendall Street Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and the exhibits attached hereto contain forward-looking statements of AVEO Pharmaceuticals, Inc. (“AVEO” or the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibits attached hereto, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s estimates for its 2014 year-end cash balance and cash estimates through 2015; AVEO’s goals and business strategy and its ability to optimize its resources; its approach to treat cachexia, including the potential therapeutic advantages and benefits of its AV-380 program and the potential opportunities for the treatment of cachexia beyond cancer; the timing and results of preclinical and clinical trials; and AVEO’s plans to pursue strategic partnerships for certain of its assets.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that AVEO makes due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as those related to: AVEO’s ability to raise the substantial additional funds required to achieve its goals; AVEO’s ability to successfully develop a drug candidate that becomes a commercially viable drug; AVEO’s ability to establish and maintain new strategic partnerships; AVEO’s ability to successfully enroll and complete clinical trials and preclinical studies of its product candidates; AVEO’s ability to demonstrate to the satisfaction of the FDA, or equivalent foreign regulatory agencies, the safety, efficacy and clinically meaningful benefit of its product candidates; AVEO’s ability to achieve and maintain compliance with all regulatory requirements applicable to its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to its product candidates and technologies; unplanned operating expenses; adverse general economic and industry conditions; competitive factors; and other risk factors discussed in the “Risk Factors” and elsewhere in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014 and in its other filings with the SEC. The forward-looking statements in this Form 8-K and the exhibit attached hereto represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and development will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 11, 2014, the Board of the Company approved the departure of Dr. William Slichenmyer, Chief Medical Officer, from the Company effective as of April 30, 2014.

Item 7.01 Regulation FD Disclosure.

On March 13, 2014, the Company issued a press release to announce its financial results for the fourth quarter and year ended December 31, 2013 and to outline its 2014 strategic plan. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

On March 13, 2014, during the Company’s previously-announced, publicly available conference call and webcast to discuss fourth quarter and year ended December 31, 2013 financial results and strategic plan, the Company’s Chief Executive Officer, Tuan Ha-Ngoc, will make a presentation. A copy of the slides to be used during Mr. Ha-Ngoc’s presentation is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

99.1	Press release issued by the Company on March 13, 2014

99.2	Presentation dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: March 13, 2014

By:	/s/ Tuan Ha-Ngoc
Tuan Ha-Ngoc
President and Chief Executive Officer